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                                                                   EXHIBIT 23.13

              [LETTERHEAD OF PINSKER, GOLDBERG, IVANICKI & APUZZO]

                              ACCOUNTANTS' CONSENT

  We consent to the use of our report incorporated herein by reference into the Registration Statement on Form S-4 (Registration No. 333-49611) and to the reference to our firm under the heading "Experts".

                                        /s/ Pinsker, Goldberg, Ivanicki & Apuzzo

Little Silver, New Jersey

June 18 , 1998